UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Gen Digital Inc.

 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! GEN DIGITAL INC. 60 E. RIO SALADO PARKWAY SUITE 1000 TEMPE, AZ 85281 ATTN: MARY LAI GEN DIGITAL INC. 2023 Annual Meeting Vote by September 11, 2023 11:59 PM ET You invested in GEN DIGITAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 12, 2023. Vote Virtually at the Meeting* September 12, 2023 9:00 A.M. (Pacific Time) Virtually at: www.virtualshareholdermeeting.com/GEN2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V19692-P96765 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 29, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V19693-P96765 1. Election of Directors Nominees: 1d. Frank E. Dangeard 1a. Sue Barsamian 1b. Pavel Baudis 1e. Nora M. Denzel 1c. Eric K. Brandt 1f. Peter A. Feld 1g. Emily Heath 1h. Vincent Pilette 1i. Sherrese Smith 1j. Ondrej Vlcek 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2024 fiscal year. 3. Advisory vote to approve executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For 4. Advisory vote on the frequency of advisory votes to approve executive compensation. 5. Stockholder proposal regarding shareholder ratification of termination pay. Against 1 Year